UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2010
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

6415 Idlewild Road, Suite 109
Charlotte, North Carolina	28212
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On March 9, 2010, Sonic Automotive, Inc. (“Sonic”) entered into a purchase agreement with Banc of America Securities LLC, on behalf of itself and as representative of certain initial purchasers (the “Representative”), for the sale of $210,000,000 aggregate principal amount of 9.0% Senior Subordinated Notes due 2018, Series A (the “Notes”). The Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.
     Sonic closed the private offering on March 12, 2010, and received approximately $203,802,900 in net proceeds from the offering, after deducting applicable discounts and commissions. Sonic will use these proceeds to redeem approximately $200,000,000 of its 8 5/8% Senior Subordinated Notes due 2013. Nothing in this current report shall be deemed to be a notice of redemption for Sonic’s 8 5/8% Senior Subordinated Notes due 2013.
     On March 12, 2010, Sonic also entered into a registration rights agreement with the Representative pursuant to which Sonic agreed to complete a registered exchange of the Notes for registered notes with substantially identical terms or, under certain circumstances, to file and keep effective a shelf registration statement for resale of the Notes. If Sonic does not satisfy its obligations within the prescribed time periods or otherwise, it would be required to pay as liquidated damages additional interest on the Notes until Sonic satisfies those obligations.
     In addition, on March 12, 2010, Sonic issued $210.0 million aggregate principal amount of the Notes under the terms of an Indenture dated as of March 12, 2010 by and among Sonic, the guarantors named therein, and U.S. Bank National Association, as trustee (the “Indenture”). The Notes are unsecured senior subordinated obligations of Sonic and are guaranteed by Sonic’s domestic operative subsidiaries. The Notes bear interest at an annual rate of 9.0%, which is payable semi-annually on March 15 and September 15 each year (beginning on September 15, 2010), until maturity on March 15, 2018 or earlier redemption or repurchase. Sonic may redeem the Notes in whole or in part at any time after March 15, 2014 at the following redemption prices, which are expressed as percentages of the principal amount.

Period	Redemption Price
Beginning on March 15, 2014	104.500%
Beginning on March 15, 2015	102.250%
Beginning on March 15, 2016 and thereafter	100.000%
In addition, on or before March 15, 2013, Sonic may redeem up to 35% of the aggregate principal amount of the Notes with proceeds from certain equity offerings at 109% of the par value of the Notes, plus accrued and unpaid interest to but excluding the redemption date. The Indenture also provides that holders of Notes may require Sonic to repurchase the Notes at 101% of the par value of the Notes plus accrued and unpaid interest to but excluding the change of control purchase date, if Sonic undergoes a “change of control” as defined in the Indenture.

     The Indenture contains certain restrictive covenants, including covenants relating to the incurrence of other indebtedness, pledges of assets to third parties, investments, cash dividends to shareholders, redemptions of capital stock, guaranties and asset sales.
     Sonic’s obligations under the Notes may be accelerated by the holders of 25% of the outstanding principal amount of the Notes then outstanding if certain events of default occur, including: (1) defaults in the payment of principal or interest when due; (2) defaults in the performance, or breach, of Sonic’s covenants under the Notes; and (3) certain defaults under other agreements under which Sonic or its subsidiaries have outstanding indebtedness in excess of $35 million.
     The foregoing summaries of documents described above are qualified in their entirety by reference to the actual documents, which are filed as exhibits hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure required by this item and included in Item 1.01 is incorporated by reference.
Item 7.01 Regulation FD Disclosure.
     On March 12, 2010, Sonic issued a notice to redeem $200 million of its outstanding 8 5/8% Senior Subordinated Notes due 2013 pursuant to the terms of the indenture governing those notes. Sonic expects to complete this redemption on April 12, 2010. Nothing in this current report shall be deemed to be a notice of redemption for its 8 5/8% Senior Subordinated Notes due 2013.
     Included herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements pertaining to the redemption of Sonic’s 8 5/8% Senior Subordinated Notes due 2013. Sonic does not undertake any obligation to update forward-looking information.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

1.1	Purchase Agreement (the “Purchase Agreement”) dated as of March 9, 2010 by and among Sonic Automotive, Inc., the guarantors named therein and Banc of America Securities LLC on behalf of itself and as representative of the initial purchasers named therein.

4.1	Registration Rights Agreement dated as of March 12, 2010 by and among Sonic Automotive, Inc. the guarantors set forth on the signature page thereto and Banc of America Securities LLC, as representative of the several initial purchasers named on Schedule A to the Purchase Agreement.

4.2	Indenture dated as of March 12, 2010 by and among Sonic Automotive, Inc, the guarantors named therein, and U.S. Bank National Association, as trustee.

4.3	Form of 9.0% Senior Subordinated Note due 2018 (included in Exhibit 4.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.
By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: March 15, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Purchase Agreement (the “Purchase Agreement”) dated as of March 9, 2010 by and among Sonic Automotive, Inc., the guarantors named therein and Banc of America Securities LLC on behalf of itself and as representative of the initial purchasers named therein.

4.1	Registration Rights Agreement dated as of March 12, 2010 by and among Sonic Automotive, Inc. the guarantors set forth on the signature page thereto and Banc of America Securities LLC, as representative of the several initial purchasers named on Schedule A to the Purchase Agreement.

4.2	Indenture dated as of March 12, 2010 by and among Sonic Automotive, Inc, the guarantors named therein, and U.S. Bank National Association, as trustee.

4.3	Form of 9.0% Senior Subordinated Note due 2018 (included in Exhibit 4.2).

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